EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of American Farmland Company (the “Company”) hereby certify to such officer’s knowledge that the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016 (the “Report”), which accompanies this certificate, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016

/s/ Thomas S.T. Gimbel
Thomas S.T. Gimbel
Chief Executive Officer

Date: November 14, 2016

/s/ Geoffrey M. Lewis
Geoffrey M. Lewis
Chief Financial Officer and Treasurer